UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ocular Therapeutix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V46593-P10939 OCULAR THERAPEUTIX, INC. 15 CROSBY DRIVE BEDFORD, MA 01730 OCULAR THERAPEUTIX, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 12, 2024 2024 Annual Meeting June 12, 2024 8:30 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/OCUL2024 You invested in OCULAR THERAPEUTIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and the 2023 Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 29, 2024 to ensure timely delivery. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by June 11, 2024 11:59 PM ET. Visit www.ProxyVote.com Vote Virtually at the Meeting* June 12, 2024 8:30 AM ET Visit www.virtualshareholdermeeting.com/OCUL2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V46594-P10939 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect two Class I directors, each to serve until the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. Nominees: For 01) Adrienne L. Graves, Ph.D. 02) Charles Warden 2. To approve an advisory vote on named executive officer compensation. For 3. To approve an amendment to the Ocular Therapeutix, Inc. 2021 Stock Incentive Plan, as amended, to increase the number of shares of common stock issuable thereunder by 7,000,000 shares. For 4. To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 200,000,000 shares to 400,000,000 shares. For 5. To ratify the appointment of PricewaterhouseCoopers LLP as Ocular Therapeutix’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: The shares represented by the proxy will be voted by the proxy holders, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.